                                                   UNITED STATES

                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the

                                          Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported) March 30, 2007

                                         Commission File Number of issuing
                                               entity: 333-131213-44

                                            RALI Series 2007-QS4 Trust
                             ________________________________________________________
                                           (Exact name of issuing entity)

                                             Commission File Number of
                                               depositor: 333-131213

                                         Residential Accredit Loans, Inc.
                             ________________________________________________________
                               (Exact name of depositor as specified in its charter)

                                          Residential Funding Corporation
                             ________________________________________________________
                                (Exact name of sponsor as specified in its charter)

                     DELAWARE                                                           None
           (State or other jurisdiction                                           (I.R.S. employer
                 of incorporation)                                               identification no.)

                      c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
                               (Address of principal executive offices)    (Zip code)

                         Registrant’s telephone number, including area code (952) 857-7000

                         _________________________________________________________________

                           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On March 30, 2007,  Residential Accredit Loans, Inc. (the “Registrant”),  as depositor for the RALI Series
2007-QS4 Trust (the "Trust"),  expects to issue Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-QS4,
including the following  classes  offered  pursuant to a Registration  Statement on Form S-3 (File No.  333-131213)
filed by the Registrant with the Securities and Exchange  Commission:  Class I-A-1, Class I-A-2, Class I-A-3, Class
I-A-4, Class II-A-1, Class II-A-2, Class II-A-3,  Class II-A-4, Class II-A-5, Class III-A-1,  Class III-A-2,  Class
III-A-3,  Class  III-A-4,  Class III-A-5,  Class  III-A-6,  Class  III-A-7,  Class  III-A-8,  Class III-A-9,  Class
III-A-10,  Class III-A-11,  Class IV-A-1,  Class IV-A-2, Class IV-A-3, Class V-A-1, Class V-A-2, Class I-A-P, Class
I-A-V, Class II-A-P, Class II-A-V, Class III-A-P,  Class III-A-V,  Class V-A-P, Class V-A-V, Class R-I, Class R-II,
Class R-III, Class M-1, Class M-2 and Class M-3 Certificates (the “Certificates”).

         Copies  of  the  opinions  of  Orrick,  Herrington  &  Sutcliffe  LLP  with  respect  to  legality  of the
Certificates  and with  respect  to  certain  federal  tax  matters,  together  with  related  consents  of Orrick,
Herrington & Sutcliffe  LLP to the  incorporation  by reference  of such  opinions as exhibits to the  Registration
Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                                              as depositor for the Trust

                                                              By:          /s/ Heather Anderson
                                                                  Name:    Heather Anderson
                                                                  Title:   Vice President

Dated:  March 30, 2007

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1)